                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 6, 1998
                                                --------------------
BANK ONE CORPORATION
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Delaware                                  333-60313                   31-1597175
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(State or other jurisdiction             (Commission          (IRS Employer
      of incorporation)                  File Number)      Identification No.)


One First National Plaza, Chicago, IL                               60670
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(Address of principal executive offices)                          (ZIP Code)


Registrant's telephone number, including area code  312-732-4000
                                                    ------------

Item 7.  Financial Statements and Exhibits

     The Registrant hereby incorporates by reference the information contained in the Exhibits hereto listed below in response to this Item 7, in connection with the merger of First Chicago NBD Corporation, a Delaware corporation, with and into the Registrant, successor to BANC ONE CORPORATION, an Ohio corporation.

Exhibit Number     Description of Exhibits
--------------     -----------------------
23(a)              Consent of Arthur Andersen LLP.

23(b)              Consent of Arthur Andersen LLP.

23(c)              Consent of PricewaterhouseCoopers LLP.

27                 Financial Data Schedules.

99(a) Supplemental financial information as of December 31, 1997 and 1996, and for the three years in the period then ended.

99(b) Supplemental financial information as of June 30, 1998 and 1997, and for the six months then ended.

99(c) Letter from Arthur Andersen LLP regarding preferability of accounting treatment.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANK ONE CORPORATION
                                            --------------------
                                            (Registrant)

Date: October 6, 1998                  By:  /s/ William J. Roberts
                                            -------------------------------
                                            Title: Controller

                                 EXHIBIT INDEX

Exhibit Number     Description of Exhibits
--------------     -----------------------
23(a)              Consent of Arthur Andersen LLP.

23(b)              Consent of Arthur Andersen LLP.

23(c)              Consent of PricewaterhouseCoopers LLP.

27                 Financial Data Schedules.

99(a) Supplemental financial information as of December 31, 1997 and 1996, and for the three years in the period then ended.

99(b) Supplemental financial information as of June 30, 1998 and 1997, and for the six months then ended.

99(c) Letter from Arthur Andersen LLP regarding preferability of accounting treatment.

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